UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Pkwy, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

Registrant’s telephone number, including area code: 800-934-5550

Date of fiscal year end: 06/30/2026

Date of reporting period: 06/30/2026

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IMS Family of Funds, series of the 360 Funds (the “registrant”) for the year ended June 30, 2026 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IMS Capital Value Fund	ANNUAL REPORT

Institutional Class (IMSCX)

June 30, 2026

This annual report to shareholders contains important information of the IMS Capital Value Fund (the “Value Fund”) for the year ended June 30, 2026. You can find the Value Fund’s prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at http://www.imsfunds.com/resources/. You can also request this information without charge by contacting the Value Fund at (877) 244-6235. This report describes material changes to the Fund that occurred during the reporting period.

What were the Value Fund costs for the year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class shares	$195	1.74%

How has the Value Fund performed during the past 10 years?

Cumulative Performance of a Hypothetical $10,000 Investment as-of June 30, 2026

Average Annual Total Returns
	1 Year	5 Years	10 Years
Institutional Class shares	23.86%	11.89%	12.02%
S&P 500® Total Return Index	22.33%	13.40%	15.50%

The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on the Value Fund distributions or on the redemption of the Value Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling (877) 244-6235.

IMS Capital Value Fund	ANNUAL REPORT

Institutional Class (IMSCX)

June 30, 2026

How did the Value Fund perform last year?

For the year ended June 30, 2026, the Value Fund returned 23.86%, outperforming the S&P 500® Total Return Index which returned 22.33%. The Value Fund outperformed the S&P 500 primarily because a small number of holdings produced exceptional gains — Applied Materials and Marvell Technology each appreciated more than 250%, Caterpillar more than 160%, and Alphabet nearly doubled — and because the Fund holds approximately 30 positions rather than 500, those gains carried far more weight in the portfolio than they did in the index. This was enough to overcome declines in Meta Platforms and Microsoft, the Value Fund's largest and third-largest holdings entering the year. The Value Fund's lower weighting in the very top index drivers, which had detracted from relative results in prior periods, was less costly this year as market gains were distributed more broadly across sectors.

What factors influenced performance during the past year?

●	The Fund benefitted from its semiconductor and semiconductor-equipment exposure, with Applied Materials, Marvell Technology, NVIDIA, and Broadcom driving gains on continued expansion of artificial-intelligence infrastructure spending.
●	Additional strength came from Alphabet, the Fund's largest single contributor, and from industrials and health care, led by Caterpillar, General Electric, and UnitedHealth Group.
●	These winners were partly offset by declines in Meta Platforms and Microsoft, the Fund's two largest detractors, with smaller weakness in Vistra Energy and Costco.
●	Performance was shaped by a market that rewarded the suppliers of AI infrastructure more than the companies funding it, with shortages in memory and related components benefiting the Fund's semiconductor holdings. Rising long-term interest rates weighed on valuations for much of the year as inflation stayed above the Federal Reserve's target and expected rate cuts were deferred. Results were uneven: the Fund declined 5.8% in the March quarter, somewhat more than the index, as its larger holdings weighed on results, then returned 17.4% against 14.3% for the index in the June quarter, when leadership broadened toward health care, industrials, and financials.

How has the Value Fund changed?

On August 26, 2025, Pinnacle Wealth Advisors, Inc. ("Pinnacle"), an Oregon corporation, agreed to acquire IMS Capital Management, Inc. ("IMS Capital"), an Oregon corporation and the former investment adviser to the Value Fund, effective as of September 30, 2025. Pinnacle now serves as the investment adviser to the Value Fund effective October 1, 2025.

During the reporting period, the Value Fund revised its principal investment strategy in connection with amendments to Rule 35d-1 under the Investment Company Act of 1940 (the 'Names Rule'), which now requires funds with terms like 'value' in their names to adopt a corresponding 80% investment policy. Effective October 28, 2025, the Value Fund revised its 80% policy to invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities that Pinnacle considers having “value” characteristics. The Value Fund defines “value” as investments that appear to be undervalued relative to historical price, assets, earnings, growth potential, or cash flows. This is a summary of certain changes to the Value Fund since July 1, 2025. For more complete information, you may review the Value Fund's prospectus, dated October 28, 2025 at http://www.imsfunds.com/resources/or upon request at (877) 244-6235.

What are some Value Fund statistics?

Fund Statistics
Total Net Assets	$62,139,410	Investment Advisory Fees Paid	$667,523
Number of Portfolio Holdings	28	Portfolio Turnover Rate	16.30%

What did the Value Fund invest in?

Sector Allocation (as a % of Portfolio)
Information Technology	28.11%	Health Care	6.70%
Financials	16.71%	Consumer Staples	3.35%
Communication Services	16.51%	Utilities	2.04%
Consumer Discretionary	12.99%	Energy	1.86%
Industrials	10.78%	Cash & Cash Equivalents	0.95%

Top Ten Holdings (as a % of Net Assets)
Alphabet, Inc. – Class C	9.10%	UnitedHealth Group, Inc.	5.07%
Meta Platforms, Inc. – Class A	7.43%	Caterpillar, Inc.	4.97%
NVIDIA Corp.	6.44%	Broadcom, Inc.	4.56%
Wells Fargo & Co.	5.72%	Dutch Bros., Inc. – Class A	4.39%
Amazon.com, Inc.	5.58%	Apple, Inc.	3.73%

Householding

To reduce the Value Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Value Fund documents not be householded, please contact the Value Fund at (877) 244-6235 or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Value Fund.

IMS Strategic Income Fund	ANNUAL REPORT

Institutional Class (IMSIX)

June 30, 2026

This annual report to shareholders contains important information of the IMS Strategic Income Fund (the “Income Fund”) for the year ended June 30, 2026. You can find the Income Fund’s prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at http://www.imsfunds.com/resources/. You can also request this information without charge by contacting the Income Fund at (877) 244-6235. This report describes material changes to the Fund that occurred during the reporting period.

What were the Income Fund costs for the year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class shares	$202	1.96%

How has the Income Fund performed during the past 10 years?

Cumulative Performance of a Hypothetical $10,000 Investment as-of June 30, 2026

Average Annual Total Returns
	1 Year	5 Years	10 Years
Institutional Class shares	5.63%	0.30%	1.77%
Bloomberg Barclays U.S. Aggregate Bond Index	3.79%	0.08%	1.54%

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade and has a greater number of securities than is found in the Income Fund’s portfolio.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on the Income Fund distributions or on the redemption of the Income Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling (877) 244-6235.

IMS Strategic Income Fund	ANNUAL REPORT

Institutional Class (IMSIX)

June 30, 2026

How did the Income Fund perform last year?

For the year ended June 30, 2026, the Income Fund returned 5.63% with dividends reinvested, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index which returned 3.79%. The Income Fund outperformed its benchmark because of its substantially higher income stream: the Fund paid monthly distributions totaling $0.16 per share against a beginning net asset value of $2.02, while net asset value declined $0.05 per share. That income was generate from investments in high-coupon corporate credit and from structured notes, which carry materially higher yields than the investment-grade bonds that dominate the index. Reducing the Fund's long-maturity Treasury holding by roughly half during the year also limited the effect of rising long-term rates.

What factors influenced performance during the past year?

●	Income, rather than price appreciation, produced substantially all of the Fund's return. Distributions totaled $0.16 per share, up from $0.15 per share in the prior fiscal year.
●	Shorter-maturity, high-coupon credit was the most consistent positive contributor, including Staples, Service Properties Trust, Occidental Petroleum, and Bausch Health. Among common stock holdings, U.S. Bancorp appreciated approximately 32%.
●	The largest detractors were longer-dated positions whose yields rose over the year: Paramount Global, Navient, and a JPMorgan Chase Financial structured note each declined 10% to 15%.
●	Long-maturity exposure was again a drag, as inflation remained above the Federal Reserve's target and anticipated rate cuts were deferred, pushing the 30-year Treasury yield above 5% during the period. The Fund reduced its Treasury weighting from 15.5% to 7.6% of the portfolio, increased its structured note exposure, and raised its common stock allocation from 15.1% to 20.7%, rotating toward higher-yielding issuers.

How has the Income Fund changed?

On August 26, 2025, Pinnacle Wealth Advisors, Inc. ("Pinnacle"), an Oregon corporation, agreed to acquire IMS Capital Management, Inc. ("IMS Capital"), an Oregon corporation and the former investment adviser to the Income Fund, effective as of September 30, 2025. Pinnacle now serves as the investment adviser to the Income Fund effective October 1, 2025.

What are some Income Fund statistics?

Fund Statistics
Total Net Assets	$16,204,639	Investment Advisory Fees Paid	$45,008
Number of Portfolio Holdings	32	Portfolio Turnover Rate	519.01%

What did the Income Fund invest in?

Investment Category Allocation (as a % of Portfolio)
Corporate Bonds	40.04%	Government Bond	7.63%
Structured Notes	24.45%	Cash & Cash Equivalents	7.36%
Common Stock	20.52%

Top Ten Holdings (as a % of Net Assets)
United States Treasury Bond, 4.750%, due 02/15/2056	7.53%	Morgan Stanley Finance LLC, 7.760%, due 08/31/2036	4.10%
Federated Hermes Government Obligations Fund	7.26%	Bank of Montreal, 6.000% due 07/17/2028	3.70%
Societe Generale SA, 10.000% due 05/01/2041	5.88%	UBS AG/London, 8.000%, due 03/09/2029	3.65%
Staples, Inc., 10.750%, due 04/15/2027	4.49%	Societe Generale SA, 10.000%, due 10/31/2038	3.52%
Service Properties Trust, 3.950%, due 01/15/2028	4.34%	Navient Corp., 5.625%, due 08/01/2033	3.45%

Householding

To reduce the Income Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Income Fund documents not be householded, please contact the Income Fund at (877) 244-6235 or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Income Fund.

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,000 and $22,000 with respect to the registrant’s fiscal years ended June 30, 2026 and June 30, 2025, respectively. The June 30, 2026 and June 30, 2025 fees were paid to Tait, Weller & Baker, LLP.

(b)	Audit-Related Fees. There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,300 and $4,000 with respect to the registrant’s fiscal years ended June 30, 2026 and June 30, 2025, respectively. The tax fees for the fiscal years ended June 30, 2026 and June 30, 2025 were paid to Tait Weller & Baker, LLP and the services comprising these fees were the preparation of the registrant’s 2026 federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended June 30, 2026 and $0 for the fiscal year ended June 30, 2025 for the IMS Family of Funds.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the last two fiscal years ended June 30, 2026 and June 30, 2025 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.
(i)	Not applicable
(j)	Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual financial statements and other information filed under item 7 of this form.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies:

IMS Capital Value Fund

IMS Strategic Income Fund

Annual Financial Statements and Other Information

June 30, 2026

Fund Adviser:

Pinnacle Wealth Advisors, Inc.

9200 SE Sunnybrook Blvd.

Suite 170

Clackamas, OR 97015

Toll Free (877) 244-6235

IMPORTANT NOTE: The U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments which have resulted in changes to the design and delivery of annual and semi-annual reports (the "Reports"). The Reports are now streamlined to highlight key information about the Funds. Certain information previously included in the Reports, including the Funds' financial statements, will no longer appear in the Reports, but will be available online within the Annual and Semi-Annual Financial Statements and Other Information, delivered free of charge, and filed with the SEC.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2026

COMMON STOCK - 99.16%	Shares	Value

Communication Services - 16.53%
Alphabet, Inc. - Class C	16,000	$5,653,280
Meta Platforms, Inc. - Class A	8,200	4,618,978
		10,272,258
Consumer Discretionary - 13.01%
Amazon.com, Inc.(a)	14,560	3,470,230
Dutch Bros., Inc. - Class A(a)	37,980	2,727,344
Tesla, Inc.(a)	4,480	1,884,288
		8,081,862
Consumer Staples - 3.35%
Costco Wholesale Corp.	700	654,829
Procter & Gamble Co.	9,750	1,429,740
		2,084,569
Energy - 1.87%
Diamondback Energy, Inc.	6,600	1,160,148

Financials - 16.73%
Bank of America Corp.	27,900	1,589,742
Capital One Financial Corp.	8,450	1,695,239
Charles Schwab Corp.	24,530	2,263,383
U.S. Bancorp	21,390	1,291,956
Wells Fargo & Co.	43,000	3,553,520
		10,393,840
Health Care - 6.70%
Johnson & Johnson	4,000	1,015,880
UnitedHealth Group, Inc.	7,579	3,150,060
		4,165,940
Industrials - 10.79%
Boeing Co.(a)	8,250	1,785,877
Caterpillar, Inc.	2,900	3,088,210
General Electric Co.	4,900	1,831,277
		6,705,364
Information Technology - 28.14%
Apple, Inc.	8,000	2,314,880
Applied Materials, Inc.	3,000	2,169,000
Arista Networks, Inc.(a)	5,700	968,316
Broadcom, Inc.	7,500	2,833,125
Marvell Technology, Inc.	7,600	2,263,964
Microsoft Corp.	5,200	1,939,704
NVIDIA Corp.	20,000	4,001,800
QUALCOMM, Inc.	5,388	995,649
		17,486,438
Utilities - 2.04%
Vistra Corp.	8,000	1,269,040

TOTAL COMMON STOCK (Cost $29,627,826)		61,619,459

IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2026

MONEY MARKET FUND - 0.95%	Shares	Value

Federated Hermes Government Obligations Fund - Institutional Shares, 3.50%(b)	590,394	$590,394

TOTAL MONEY MARKET FUND (Cost $590,394)		590,394

INVESTMENTS AT VALUE (Cost $30,218,220) - 100.11%		$62,209,853

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.11%)		(70,443)

NET ASSETS - 100.00%		$62,139,410

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day effective yield at June 30, 2026, is subject to change and resets daily.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2026

COMMON STOCK - 20.24%	Shares	Value

Communication Services - 4.02%
Comcast Corp. - Class A	14,300	$351,065
Verizon Communications, Inc.	7,100	300,614
		651,679
Consumer Staples - 8.18%
Campbell's Co.	14,600	325,142
Keurig Dr. Pepper, Inc.	10,300	337,119
Philip Morris International, Inc.	1,820	329,256
Sysco Corp.	4,000	334,320
		1,325,837
Financials - 3.96%
Lincoln National Corp.	8,900	314,615
U.S. Bancorp	5,400	326,160
		640,775
Health Care - 2.10%
Bristol-Myers Squibb Co.	5,900	339,958

Utilities - 1.98%
Portland General Electric Co.	6,200	321,346

TOTAL COMMON STOCK (Cost $3,252,534)		3,279,595

CORPORATE BONDS - 39.50%	Principal Amount

Bausch Health Cos, Inc., 11.000%, due 9/30/2028 - Canada(a)	$500,000	508,750
DISH DBS Corp., 7.750%, due 07/01/2026	400,000	400,000
Enterprise Products Operating LLC, 6.897%, due 08/16/2077(b)	326,000	326,086
Ford Motor Co., 4.750%, due 01/15/2043	700,000	552,624
Hughes Satellite Systems Corp., 5.250%, due 08/01/2026	450,000	380,458
Navient Corp., 5.625%, due 08/01/2033	675,000	558,311
Nordstrom, Inc., 5.000%, due 01/15/2044	650,000	458,714
Occidental Petroleum Corp., 6.450%, due 09/15/2036	500,000	537,390
Paramount Global, 4.900%, due 08/15/2044	700,000	462,430
Service Properties Trust, 3.950%, due 01/15/2028	725,000	704,060
Staples, Inc., 10.750%, due 04/15/2027(a)	750,000	727,500
Transocean International Ltd., 7.500%, due 04/15/2031 - Bermuda	350,000	353,415
Verizon Communications, Inc., 3.000%, due 11/20/2060	750,000	430,589

TOTAL CORPORATE BONDS (Cost $6,811,499)		6,400,327

STRUCTURED NOTES - 24.11%

Bank of Montreal Callable Barrier Notes - Series G, 6.000%, due 07/17/2028 - Canada(b) (c) (j)	600,000	599,040
Citigroup Global Markets Holdings, Inc. Callable Range Accrual Notes, 7.000%, due 04/16/2035(b) (d) (j)	190,000	169,689

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2026

STRUCTURED NOTES - 24.11% (Continued)	Principal Amount	Value

JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 6.093%, due 02/26/2036(b) (e) (j)	$500,000	358,700
Morgan Stanley Finance LLC Interest Rate Structured Notes, 7.760%, due 08/31/2036(b) (f) (j)	850,000	664,547
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Notes, 10.000%, due 10/31/2038 - France(b) (g) (j)	550,000	569,635
Societe Generale SA Auto-Callable Fixed to Daily Range Accrual Notes, 10.000%, due 05/01/2041 - France(b) (h) (j)	1,000,000	953,300
UBS AG/London Trigger Callable Contingent Yield Notes, 8.000%, due 03/09/2029 - Switzerland(b) (i) (j)	600,000	592,080

TOTAL STRUCTURED NOTES (Cost $4,181,569)		3,906,991

GOVERNMENT BOND - 7.53%

United States Treasury Bond, 4.750%, due 02/15/2056	1,250,000	1,219,923

TOTAL GOVERNMENT BOND (Cost $1,221,784)		1,219,923

MONEY MARKET FUND - 7.26%	Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 3.50%(k)	1,176,894	$1,176,894

TOTAL MONEY MARKET FUND (Cost $1,176,894)		1,176,894

INVESTMENTS AT VALUE (Cost $16,644,280) - 98.64%		$15,983,730

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.36%		220,909

NET ASSETS - 100.00%		$16,204,639

Percentages are stated as a percent of net assets.

(a) Security exempted from registration under Rule 144A of the Securities Act of 1933 and deemed a restricted security. The security may be resold in transactions exempt from registration, normally to qualified institutional investors. As of June 30, 2026, these securities amounted to $1,236,250 representing 7.63% of total net assets. See Note 11 "Restricted Securities" in the Notes to the Schedules of Investments.

(b) Variable rate security. Rate shown represents the rate in effect at June 30, 2026.

(c) The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date at the Contingent Interest Rate of 1.50% per quarter (approximately 6.00% per annum) if the closing level of each of the NASDAQ 100® Index and the Russell 2000® Index (each, a "Reference Asset" and, collectively, the "Reference Assets") Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2026

(d) Contingent interest will accrue on the notes during each accrual period at 7.00% per annum only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than the CMS spread barrier (meaning that CMS30 is greater than CMS2) on that day and (ii) the closing level of each underlying index, the Russell 2000® Index and Dow Jones Industrial AverageTM, on that day is greater than or equal to its accrual barrier level.

(e) The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding February 26, 2022 shall be 9.00% per annum. After the Initial Interest Periods, interest will accrue for each other Interest Period, at a per annum rate equal to the Spread (the 30-Year ICE Swap Rate minus the 2-Year ICE Swap Rate) on the applicable Determination Date for such Interest Period multiplied by the Multiplier, provided that the Closing Level of each Index, the S&P 500® Index and EURO STOXX® 50 Index, on each Accrual Determination Date during such Interest Period is greater than or equal to its Minimum Index Level (for each Index, 70.00% of its Initial Value), and subject to the Maximum Interest Rate of 9.00% and the Minimum Interest Rate of 0.00%.

(f) For each day that the closing value of each of the S&P 500® Index and the Russell 2000® Index is greater than or equal to 70% of their respective initial index values (which we refer to as the index reference levels), interest will be accrued at a variable rate per annum equal to 20 times the difference, if any, between the 30-Year ICE Swap Rate and the 2-Year ICE Swap Rate, as determined on the CMS reference determination date at the start of the related monthly interest payment period; subject to the maximum interest rate of 9.00% per annumand the minimum interest rate of 0.00% per annum.

(g) The interest rate during the first five years is a fixed rate of 10.00% per annum until 10/31/2028 and after the first five years to maturity or early redemption by the issuer, at the Variable Coupon Rate per annum described below, subject to the Maximum Coupon Rate of 10.00% per annum and the Minimum Coupon Rate of 0.00% per annum. The Variable Coupon Rate for each Coupon Period will be linked to the Reference Rate for that period, which is the difference between the 30 Year USD SOFR ICE Swap Rate and 2 Year USD SOFR ICE Swap Rate.

(h) The interest rate during the first 3 years is a fixed rate of 10.00% per annum ending 4/30/2029 and after the first three years to maturity or Automatic Early Redemption, at the variable coupon rate per annum. The Variable Coupon Rate will be linked to the Reference Rate, which is the difference between the 30 Year USD SOFR ICE Swap Rate and 2 Year USD SOFR ICE Swap Rate, and the performance of the Reference Index on each calendar day during such Coupon Period

(i) UBS will pay a contingent coupon of 8.00% per annum on a coupon payment date if the closing level of the underlying asset (S&P 500® Index) is equal to or greater than the coupon barrier on the related observation date (including the final valuation date). Otherwise, if the closing level of the underlying asset is less than the coupon barrier on the applicable observation date, no contingent coupon will be paid for the related coupon payment date.

(j) This security is currently valued by Pinnacle Wealth Advisors, Inc. (the "Adviser") using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee. The aggregate value of such securities is $3,906,991 which represents 24.11% of net assets.

(k) Rate shown represents the 7-day effective yield at June 30, 2026, is subject to change and resets daily.

The following abbreviations are used in this portfolio:
CMS - Constant Maturity Swap
DBS - Direct Broadcast Satellite
Ltd. - Limited
LLC - Limited Liability Corporation
SA - Societe Anonyme

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2026

	IMS Capital Value Fund	IMS Strategic Income Fund
Assets:
Investments in securities:
At cost	$30,218,220	$16,644,280
At value	$62,209,853	$15,983,730
Receivables:
Interest	1,074	217,646
Dividends	11,123	30,198
Fund shares sold	500	—
Prepaid expenses	11,155	9,351
Total assets	62,233,705	16,240,925

Liabilities:
Payables:
Due to Adviser	59,738	7,527
Due to administrator, fund accountant and transfer agent	14,017	8,512
Accrued trustee fees	3,103	3,103
Accrued expenses	17,437	17,144
Total liabilities	94,295	36,286
Commitments and contingencies(a)	—	—
Net Assets	$62,139,410	$16,204,639

Net Assets consist of:
Paid-in capital	$27,728,229	$43,244,851
Total distributable earnings (accumulated deficit)	34,411,181	(27,040,212)
Total Net Assets	$62,139,410	$16,204,639

Shares outstanding (unlimited number of shares authorized, no par value)	1,407,725	8,207,694
Net asset value and offering price per share	$44.14	$1.97
Minimum redemption price per share(b)	$43.92	$1.96

(a) See Note 13 in the Notes to Financial Statements.

(b) A redemption fee of 0.50% will be assessed on shares of the Fund that are redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

For the year ended June 30, 2026

	IMS Capital Value Fund	IMS Strategic Income Fund

Investment income:
Dividends (net of foreign withholding taxes of $0 and $865, respectively)	$580,211	$565,776
Interest	20,447	763,658
Total investment income	600,658	1,329,434

Expenses:
Investment Adviser fees(a)	667,523	166,430
Accounting, administration and transfer agent fees and expenses(a)	153,216	86,947
Legal expenses	22,730	22,557
Printing expenses	21,213	19,312
Trustee fees and expenses	17,357	17,358
Audit expenses	13,650	13,650
Custodian expenses	11,322	9,102
Insurance expenses	9,418	2,264
Miscellaneous expenses	9,414	7,680
Compliance fees(a)	9,256	9,256
Registration expenses	6,197	8,716
Interest expenses	5,694	1,582
Shareholder networking fees	5,650	1,454
Pricing expenses	4,599	14,257
Total expenses	957,239	380,565
Plus: Expenses recouped (Less: fees waived/expenses reimbursed) by Adviser(a)	—	(121,422)
Net expenses	957,239	259,143

Net Investment Income (Loss)	(356,581)	1,070,291

Realized and unrealized gain (loss) on investment securities:
Net realized gain (loss) on investment securities	2,820,396	(259,552)
Reimbursement from affiliate of net realized loss from compliance breach(a)	55,226	—
Change in unrealized appreciation (depreciation) on investment securities	9,430,451	(50,248)

Net realized and unrealized gain (loss) on investment securities	12,306,073	(309,800)

Net Increase in Net Assets Resulting from Operations	$11,949,492	$760,491

(a) See Note 4 in the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

For the year ended June 30, 2026

For the
Year Ended
June 30, 2026

Increase (decrease) in cash:
Cash flows from operating activities:
Increase in net assets resulting from operations	$760,491
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Accretion of discount/Amortization of premium, net	(50,969)
Purchase of investment securities	(65,125,905)
Proceeds from disposition of investment securities	61,824,364
Purchase of short-term investment securities	(38,329,595)
Proceeds from disposition of short-term investment securities	37,189,077
Increase in dividends and interest receivable	(40,153)
Decrease in prepaid expenses	521
Increase in accrued expenses	5,833
Net unrealized depreciation on investment securities	50,248
Net realized loss on investment securities	259,552
Net cash used by operating activities	(3,456,536)

Cash flows from financing activities:
Proceeds from loan	2,177,871
Payments on loan	(2,177,871)
Proceeds from Fund shares sold	4,458,293
Payment on Fund shares redeemed	(997,470)
Cash distributions paid	(4,287)
Net cash provided by financing activities	3,456,536

Net increase in cash	$—

Cash:
Beginning of year	$—
End of Year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $1,032,456.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $1,582.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended June 30, 2026

	For the	For the
	Year Ended	Year Ended
	June 30, 2026	June 30, 2025

Increase in Net Assets due to:
Operations:
Net investment loss	$(356,581)	$(195,741)
Net realized gain on investment securities	2,820,396	1,907,598
Net realized gain on reimbursement from affilliate	55,226
Change in unrealized appreciation on investment securities	9,430,451	3,604,579
Net increase in net assets resulting from operations	11,949,492	5,316,436

Distributions to shareholders from:
Distributable earnings	(1,907,599)	(2,817,541)
Total Distributions	(1,907,599)	(2,817,541)

Capital share transactions:
Proceeds from shares purchased	3,468,603	2,060,631
Reinvestment of distributions	1,905,584	2,815,791
Amount paid for shares redeemed	(5,136,354)	(6,836,053)
Proceeds from redemption fees	1,503	667
Net increase (decrease) in net assets from share transactions	239,336	(1,958,964)

Total Increase in Net Assets	10,281,229	539,931

Net Assets:
Beginning of year	$51,858,181	$51,318,250

End of year	$62,139,410	$51,858,181

Capital Share Transactions
Shares purchased	84,467	56,690
Shares issued in reinvestment of distributions	48,414	78,151
Shares redeemed	(130,030)	(193,551)
Net increase (decrease) in capital shares	2,851	(58,710)

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended June 30, 2026

	For the	For the
	Year Ended	Year Ended
	June 30, 2026	June 30, 2025

Increase in Net Assets due to:
Operations:
Net investment income	$1,070,291	$780,309
Net realized loss on investment securities	(259,552)	(436,938)
Change in unrealized appreciation (depreciation) on investment securities	(50,248)	355,997
Net increase in net assets resulting from operations	760,491	699,368

Distributions to shareholders from:
Distributable earnings	(1,036,743)	(902,932)
Total Distributions	(1,036,743)	(902,932)

Capital share transactions:
Proceeds from shares purchased	4,458,293	384,196
Reinvestment of distributions	1,032,456	899,058
Amount paid for shares redeemed	(997,507)	(1,953,682)
Proceeds from redemption fees	37	15
Net increase (decrease) in net assets from share transactions	4,493,279	(670,413)

Total Increase (Decrease) in Net Assets	4,217,027	(873,977)

Net Assets:
Beginning of year	$11,987,612	$12,861,589

End of year	$16,204,639	$11,987,612

Capital Share Transactions
Shares purchased	2,247,488	190,588
Shares issued in reinvestment of distributions	517,755	442,150
Shares redeemed	(502,519)	(961,806)
Net increase (decrease) in capital shares	2,262,724	(329,068)

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

	For the Years Ended
	June 30, 2026		June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022

Net Asset Value, Beginning of Year	$36.91		$35.06	$26.33	$20.28	$30.88

Investment Operations:
Net investment loss	(0.26)		(0.14)	(0.11)	(0.22)	(0.30)
Net realized and unrealized gain (loss) on investments	8.90		3.96	8.84	6.27	(6.76)
Total from investment operations	8.64		3.82	8.73	6.05	(7.06)

Less Distributions to Shareholders:
From net realized capital gains	(1.41)		(1.97)	—	—	(3.54)
Total distributions	(1.41)		(1.97)	—	—	(3.54)

Paid in capital from redemption fees(a) (b)	0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$44.14		$36.91	$35.06	$26.33	$20.28

Total Return(c)	23.86	%(e)	11.05%	33.16%	29.83%	(26.27)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$62,139		$51,858	$51,318	$40,772	$34,078

Ratio of expenses to average net assets:(d)	1.74%		1.80%	1.85%	1.96%	1.82%

Ratio of expenses to average net assets before recoupment, waiver and/or reimbursement:(d)	1.74%		1.80%	1.84%	1.98%	1.82%

Ratio of net investment loss to average net assets:(d)	(0.65)%		(0.38)%	(0.35)%	(0.87)%	(1.10)%

Ratio of net investment loss to average net assets before recoupment, waiver and/or reimbursement:(d)	(0.65)%		(0.38)%	(0.34)%	(0.89)%	(1.10)%

Portfolio turnover rate	16.30%		70.05%	20.76%	22.21%	37.16%

(a)	The average shares method was used to calculate redemption fees.
(b)	Represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The ratios include 0.01% of interest expense during the year ended June 30, 2026, 0.03% of interest expense during the year ended June 30, 2025, 0.01% during the years ended June 30, 2024 and June 30, 2023, and 0.002% during the year ended June 30, 2022.
(e)	In 2026, 0.11% of the Fund’s total return consists of a remediation payment from the Adviser for a realized investment loss due to a compliance breach. Excluding this item, total return would have been 23.75%.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

	For the Years Ended
	June 30, 2026		June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022

Net Asset Value, Beginning of Year	$2.02		$2.05	$2.06	$2.08	$2.78

Investment Operations:
Net investment income	0.16		0.13	0.16	0.15	0.18
Net realized and unrealized loss on investments	(0.05)		(0.01)	(0.03)	(0.02)	(0.71)
Total from investment operations	0.11		0.12	0.13	0.13	(0.53)

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.15)	(0.14)	(0.15)	(0.17)
Total distributions	(0.16)		(0.15)	(0.14)	(0.15)	(0.17)

Paid in capital from redemption fees(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Year	$1.97		$2.02	$2.05	$2.06	$2.08

Total Return(c)	5.63	%(e)	6.06%	6.53%	6.42%	(20.06)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$16,205		$11,988	$12,862	$11,980	$11,713

Ratio of expenses to average net assets:(d)	1.96%		2.02%	1.99%	1.98%	1.96%

Ratio of expenses to average net assets before waiver & reimbursement:(d)	2.88%		3.03%	2.99%	3.20%	2.77%

Ratio of net investment income to average net assets:(d)	8.10%		6.32%	8.01%	6.97%	6.85%

Ratio of net investment income to average net assets before waiver & reimbursement:(d)	7.18%		5.32%	7.01%	5.76%	6.03%

Portfolio turnover rate	519.01%		266.79%	530.27%	493.36%	477.02%

(a)	The average shares method was used to calculate redemption fees.
(b)	Represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The ratios include 0.01% of interest expense during the year ended June 30, 2026, 0.07% of interest expense during the year ended June 30, 2025, 0.04% during the year ended June 30, 2024, 0.03% for the year ended June 30, 2023, and 0.01% for the year ended June 30, 2022.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 1. ORGANIZATION

The IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”) and the IMS Strategic Income Fund (the “Income Fund”), were each organized as a diversified series of 360 Funds (the “Trust”) on June 20, 2014. The Trust was organized on February 24, 2005, as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation.

IMS Capital Management, Inc. (“IMSCM”) served as the Funds’ investment adviser through September 30, 2025. On August 7, 2025, the Board of Trustees (the “Board”) was notified by email that IMSCM had entered into a merger transaction with another investment adviser, and a special meeting of the Board was requested on that date. The transaction closed on September 30, 2025 (the “Closing Date”). The investment advisory agreement was approved at the August 26, 2025 regular meeting of the Board. Upon closing, the Investment Advisory Agreement between the Fund’s and IMSCM would terminate due to a change in control of IMSCM that resulted in the assignment of the Investment Advisory Agreement under federal securities laws. IMSCM recommended that Pinnacle Wealth Advisors, Inc. (the “Adviser") take over management of the Fund’s under a new investment advisory agreement, effective on the Closing Date, or that the Funds be liquidated on that date. The Board considered the Funds’ options and voted unanimously to approve an investment advisory agreement (the “New Agreement”) with Pinnacle Wealth Advisors, Inc., subject to shareholder approval. At a special meeting of shareholders held on September 30, 2025, shareholders voted to approve the Adviser to serve as investment adviser to the Funds.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management has evaluated the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended June 30, 2023, June 30, 2024 and June 30, 2025) and expected to be taken during the year ended June 30, 2026, and has concluded that no provision for income tax is required in these financial statements. As of and during the year ended June 30, 2026, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended June 30, 2026, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2023.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (“REITS”) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values (“NAV”) per share of the Funds.

For the year ended June 30, 2026, the Funds made no reclassifications to increase (decrease) the components of net assets.

Segment Reporting – The Funds have adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Funds’ financial position or the results of their operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. Each Fund operates as a single reportable segment, an investment company whose investment objective is included in Note 1.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

In connection with the adoption of ASU 2023-07, the Chief Investment Officer of the Funds’ Adviser has been designated as the Funds’ CODM, who is responsible for assessing the performance of each Fund’s single segment and deciding how to allocate each segment’s resources. To perform this function, the CODM reviews the information in the Funds’ Financial Statements.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using a Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange. A description of the valuation techniques applied to each Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, structured notes and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 2 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Valuation Committee, defined below. These securities will be categorized as Level 3 securities. The Adviser has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The SEC adopted Rule 2a-5 under the 1940 Act, which established an updated regulatory framework for registered investment company fair valuation practices. The Funds’ fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The Funds’ policies regarding fair value pricing are intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluates the Funds’ use of fair value pricing. These securities will be categorized as Level 3 securities.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2026:

	Valuation Inputs
Investments at Value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock*	$61,619,459	$—	$—	$61,619,459
Money Market Securities	590,394	—	—	590,394
Total	$62,209,853	$—	$—	$62,209,853

* Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2026

	Valuation Inputs
Investments at Value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock*	$3,279,595	$—	$—	$3,279,595
Corporate Bonds	—	6,400,327	—	6,400,327
Structured Notes	—	—	3,906,991	3,906,991
Government Bond	—	1,219,923	—	1,219,923
Money Market Securities	1,176,894	—	—	1,176,894
Total	$4,456,489	$7,620,250	$3,906,991	$15,983,730

* Refer to the Schedule of Investments for industry classifications.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund and the Income Fund did not hold any derivative instruments during the reporting period. The Value Fund and the Income Fund recognize transfers between fair value hierarchy levels at the end of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2025	Realized gain	Amortization	Change in unrealized depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2026
Structured Notes	$2,220,804	$2,750	$729	$(119,542)	$2,352,250	$(550,000)	$—	$—	$3,906,991
Total	$2,220,804	$2,750	$729	$(119,542)	$2,352,250	$(550,000)	$—	$—	$3,906,991

The Level 3 investments as of June 30, 2026 for the Income Fund represented 24.11% of the Fund's net assets.

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2026:

Quantitative information about Level 3 fair value measurements
	Fair value at 06/30/2026	Valuation technique(s)	Unobservable input	Range
Structured Notes	$ 3,906,991	Vendor Pricing	Broker quotes (1)	$71.74-$103.57

(1) A significant increase in this input in isolation would result in a significantly higher fair value measurement. Unobservable inputs from the broker quotes were not included because the Income Fund does not develop the quantitative inputs and they are not readily available.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2026 was $(119,542) as shown below.

Total Change in Unrealized Depreciation
Structured Notes	$(119,542)
Total	$(119,542)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Prior to September 30, 2025, the Funds had entered into an Investment Advisory Agreement (the "Advisory Agreement") with IMSCM. Pursuant to the Advisory Agreement, IMSCM managed the operations of the Funds and managed the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board. As compensation for the investment advisory services provided to the Funds, IMSCM received a monthly management fee equal to an annual rate of 1.21% and 1.26% of the Value Fund’s and Income Fund’s net assets, respectively, less any fee waivers. IMSCM was replaced as investment adviser to the Funds effective September 30, 2025. For the period from July 1, 2025 through September 30, 2025, IMSCM earned $162,127 and $39,194 of management fees from the Value Fund and Income Fund, respectively.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

Prior to September 30, 2025, IMSCM had entered into an Expense Limitation Agreement (the “ELA”) with the Funds under which it had agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limited the Funds’ annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with GAAP, acquired funds fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, interest and dividend expense on securities sold short, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 of the 1940 Act) to not more than 1.95% through at least October 31, 2026. The Expense Limitation Agreement with IMSCM was terminated on September 30, 2025. For the period from July 1, 2025 through September 30, 2025, IMSCM waived advisory fees of $31,283 for the Income Fund.

Effective October 1, 2025, the Funds have entered into a New Agreement with the Adviser. Pursuant to the New Agreement, the Adviser manages the operations of the Funds and manages each Fund’s investments in accordance with the stated policies of each Fund. As compensation for the investment advisory services provided to the Funds, the Adviser will receive a monthly management fee equal to an annual rate of 1.21% and 1.26% of the Value Fund’s and Income Fund’s net assets, respectively, less any fee waivers. For the period from October 1, 2025 through June 30, 2026, the Adviser earned $505,396 and $127,236 in management fees from the Value Fund and Income Fund, respectively.

Effective October 1, 2025, the Adviser has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits the Funds’ annual operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95% of the Funds’ average daily net assets. For the period from October 1, 2025 through June 30, 2026, the Adviser waived advisory fees of $90,139 for the Income Fund. The current contractual agreement cannot be terminated before October 31, 2027, without the Board’s approval.

Subject to approval by the Funds’ Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Funds within the three years following the month in which such waiver or reimbursement occurred, if the Funds can make the payment without exceeding the 1.95% expense limit.

Effective October 1, 2025, IMSCM is no longer entitled to reimbursement of any waived fees. The cumulative reimbursable amount of fees waived by the Adviser is $90,139 which can be recouped no later than June 30, 2029 from the Income Fund. There are no amounts recoupable from the Value Fund.

For the year ended June 30, 2025, the Value Fund had a compliance breach resulting in losses of $55,226 to the Value Fund. This loss was reimbursed by IMSCM during the year ended June 30, 2026.

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ compliance; and (j) maintaining shareholder account records.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

For the year ended June 30, 2026, the Funds incurred servicing fees, including out of pocket expenses, as follows:

Fund	Service Fees
Value Fund	$153,216
Income Fund	$86,947

The Funds have also entered into a CCO Service Agreement (the “CCO Agreement”) with M3Sixty to provide Chief Compliance Officer (“CCO”) services to the Funds. For the year ended June 30, 2026, the Funds incurred CCO servicing fees, including out of pocket expenses, as follows:

Fund	CCO Service Fees
Value Fund	$9,256
Income Fund	$9,256

Certain officers and a Trustee of the Trust are also employees and officers of M3Sixty.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the year ended June 30, 2026.

The Distributor is not affiliated with the Adviser. The Distributor is an affiliate of M3Sixty.

NOTE 5. LINE OF CREDIT

During the year ended June 30, 2026, each Fund entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit secured by the Funds’ investments. During the period, The Huntington National Bank’s custody business was acquired by Argent Institutional Trust Company effective March 2, 2026, with no changes to the terms of the agreement. Borrowings under this agreement bear interest at secured overnight financing rate (“SOFR”) plus 1.500%. Maximum borrowings for each Fund are the lesser of $2,000,000 or 10% of each Fund’s daily investments at value. Total borrowings for the Funds cannot exceed $2,000,000 at any time. The current agreement expires on August 30, 2026.

Borrowing information as-of and during the year ended June 30, 2026 were as follows:

	Value Fund	Income Fund
Maximum available bank line of credit as of June 30, 2026	$2,000,000	$1,601,831
Average borrowings for the period	$528,350	$195,934
Average interest rate for the period	5.865%	5.508%
Highest balance drawn during the period	$918,286	$848,070
Interest rate at June 30, 2026	5.219%	5.219%
Interest expense during the year ended June 30, 2026	$5,694	$1,582
Line of credit borrowing at June 30, 2026	$—	$—
Number of days balance drawn during the period	59 days	24 days

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 6. INVESTMENTS

For the year ended June 30, 2026, purchases and sales of investment securities, other than short-term investments and U.S. government obligations were as follows:

	Value Fund	Income Fund
Purchases	$8,947,153	$63,904,226
Sales	$11,226,335	$59,914,821

The Value Fund had no U.S. Government security transactions during the year ended June 30, 2026. The Income Fund’s cost of purchases and proceeds from sales of U.S. Government securities during the year ended June 30, 2026, were $1,221,680 and $1,909,543, respectively.

As of June 30, 2026, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund
Gross Appreciation	$32,142,597	$165,252
Gross (Depreciation)	(150,964)	(825,802)
Net Appreciation (Depreciation) on Investments	$31,991,633	$(660,550)
Tax Cost	$30,218,220	$16,644,280

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2026, NFS LLC (“NFS”) and Charles Schwab & Co., Inc. (“Schwab”) held, for the benefit of their customers, greater than 25% of the Funds’ voting securities. As a result, both NFS and Schwab may be deemed to control the Funds. The percentages of voting securities of the Funds held by NFS and Schwab as of June 30, 2026 were as follows:

	Value Fund	Income Fund
NFS	38.64%	30.92%
Schwab	40.87%	63.42%

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund – For the year ended June 30, 2026, the Value Fund paid distributions totaling $1.407 per share and for the year ended June 30, 2025, the Value Fund paid distributions totaling $1.975 per share.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax characterization of distributions for the fiscal year ended June 30, 2026 and for the fiscal year ended June 30, 2025, were as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2026	Fiscal Year Ended June 30, 2025
Ordinary Income	$—	$652,807
Long-Term Capital Gains	1,907,599	2,164,734
Total Distributions paid	$1,907,599	$2,817,541

Income Fund – For the year ended June 30, 2026, the Income Fund paid monthly distributions totaling $0.160 per share and for the year ended June 30, 2025, the Income Fund paid monthly distributions totaling $0.150 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2026 and for the fiscal year ended June 30, 2025, were as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2026	Fiscal Year Ended June 30, 2025
Ordinary Income	$1,036,743	$902,932
Total Distributions paid	$1,036,743	$902,932

The Funds’ distributable earnings are determined only at fiscal year end. As of June 30, 2026, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Value Fund	Income Fund
Undistributed net investment income	$9,227	$56,949
Deferred capital and other losses	(170,899)	(58,660)
Accumulated realized capital gains (losses)	2,581,220	(26,377,951)
Net unrealized appreciation (depreciation)	31,991,633	(660,550)
	$34,411,181	$(27,040,212)

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “Deferred capital and other losses” above.

As of June 30, 2026, deferred capital and other losses noted above consist of:

	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$—	$170,899
Income Fund	58,660	—

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At June 30, 2026, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund
No expiration – short-term	$—	$9,104,377
No expiration – long-term	—	17,273,574
	$—	$26,377,951

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. During the year ended June 30, 2026, the Funds did not utilize any capital loss carryforwards.

NOTE 10. STRUCTURED NOTES

The Income Fund invests in certain structured products, including interest rate or index-linked notes. These structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of embedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Income Fund sells the structured notes prior to maturity, it may lose some of its principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Income Fund would receive shares of stock at a depressed price.

In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

At June 30, 2026, the aggregate value of such securities amounted to $3,906,991 or 24.11% of the net assets of the Income Fund.

NOTE 11. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Valuation Designee, subject to oversight by the Board. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A or Regulation S of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

NOTE 11. RESTRICTED SECURITIES (continued)

At June 30, 2026, the aggregate value of such securities amounted to $1,236,250 or 7.63% of the net assets of the Income Fund.

	Acquisition Date	Principal Amount	Amortized Cost	Value
Bausch Health Cos., Inc., 11.000%, due 09/30/2028, 144A	12/19/2024	$500,000	$488,592	$508,750
Staples, Inc., 10.750%, due 04/15/2027, 144A	4/12/2021(a)	750,000	749,569	727,500
			$1,238,161	$1,236,250

(a)	Additional purchases were made on 6/3/2021 and 12/29/2021.

NOTE 12. SUBSEQUENT EVENTS

On July 15, 2026, the Income Fund declared a dividend of $82,057, which was paid on July 15, 2026.

On August 17, 2026, the Income Fund declared a dividend of $144,769, which was paid on August 17, 2026.

On August 2, 2026, Hughes Satellite Systems Corporation (HSSC) and certain U.S. affiliates filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. The filing followed HSSC's failure to repay approximately $1.5 billion of senior notes that matured on August 1, 2026. As of June 30, 2026, the Fund held HSSC 5.250% Senior Secured Notes with a principal amount of $450,000, which were carried at a fair value of $380,458. While the bankruptcy petition and corresponding debt default represent non-recognized conditions at the balance sheet date, these events are expected to negatively impact the value of the investment in subsequent periods. The Fund is actively monitoring the restructuring proceedings to determine the ultimate financial impact and recovery rate on this bond.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

NOTE 13. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 14. REGULATORY UPDATES

In September 2023, the SEC adopted a final rule relating to "Names Rule" under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective in December 2023. Following a recent extension by the SEC, smaller fund groups (less than $1 billion in net assets) have until December 11, 2026. Management has determined that the Value Fund will be impacted by the rule and has adopted an 80% investment policy effective October 28, 2025, requiring it to invest at least 80% of the value of its assets in “Value” investments as suggested by its name.

The Funds have adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”). Adoption of the new standard by the Funds did not affect the Funds' financial position or results of operations. A disaggregation of income taxes paid by jurisdiction is presented when significant income taxes are paid. Income taxes paid by the Funds for the year were determined not to be significant.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

IMS Capital Value Fund and IMS Strategic Income Fund

and the Board of Trustees of 360 Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of IMS Capital Value Fund and IMS Strategic Income Fund (the “Funds”), each a series of 360 Funds (the “Trust”), including the schedule of investments, as of June 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for IMS Strategic Income Fund for the year then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2026, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the statement of cash flows for IMS Strategic Income Fund for the year then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended June 30, 2023, have been audited by other auditors, whose report dated August 31, 2023 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 3 of the financial statements, which describes the significant concentration of the IMS Strategic Income Fund’s investments in Level 3 single broker quoted securities, as of June 30, 2026, approximately 24.11% of the Fund’s Net Asset Value (NAV) consists of these securities. The valuation of these assets, which do not have readily observable market prices, is based on single broker quotes provided by an independent pricing service. The fair values of these securities could differ from the values that would be realized in an active market. Our opinion is not qualified with respect to this matter.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 31, 2026

IMS FAMILY OF FUNDS

OTHER INFORMATION

June 30, 2026 (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You can find the Funds’ prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at http://www.imsfunds.com/resources/. You may call toll-free at (877) 244-6235 to request a copy of the SAI or to make shareholder inquiries.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 244-6235; and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (877) 244-6235; and on the SEC’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. For the year ended June 30, 2026, certain distributions paid by the Funds may be subject to a maximum tax rate of 20%. The Value Fund and Income Fund intend to designate up to a maximum amount of $1,907,599 and $1,036,743, respectively, as taxed at a maximum rate of 20%.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2027 to determine the calendar year amounts to be included on their 2026 tax returns. Shareholders should consult their own tax advisors.

360 FUNDS

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

Pinnacle Wealth Advisors, Inc.

9200 SE Sunnybrook Blvd.

Suite 170

Clackamas, OR 97015

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Two Liberty Place

50 South 16th Street

Suite 2900

Philadelphia, PA 19102-2529

LEGAL COUNSEL

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

CUSTODIAN BANK

Argent Institutional Trust Company
4343 Easton Commons

Suite 120
Columbus, OH 43219

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

There were no changes in or disagreements with Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures during the year ended June 30, 2026.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

On September 30, 2025, a Special Meeting of Shareholders of the Trust (the “Special Meeting”) was held for the purpose of voting on the following proposals:

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser. No investment advisory fee increase is proposed.

Proposal 2: To approve a new expense limitation agreement between the Funds and the Adviser, including the Adviser’s ability to recoup amounts that IMSCM previously waived or reimbursed under the current expense limitation agreement. No other changes to the current expense limitation agreement are proposed.

The total number of shares of the Funds present, in person or by proxy, represented approximately 60.16% and 57.03% of the Value Fund’s and Income Fund’s shares, respectively, entitled to vote at the Special Meeting. The shareholders of the Funds voted to approve Proposal 1 and Proposal 2. The votes cast by the Funds’ shareholders with respect to Proposal 1 and Proposal 2 were as follows:

Value Fund	For	Against	Abstain
Proposal 1	827,541	2,815	—
Proposal 2	814,610	15,745	—

Income Fund	For	Against	Abstain
Proposal 1	3,511,328	—	—
Proposal 2	3,511,328	—	—

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Trustee fees paid by the Funds are within Item 7. Statements of Operations as Trustee fees and expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

N/A

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Funds are open-ended management investment companies.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Funds are open-ended management investment companies.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Funds are open-ended management investment companies.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Funds are open-ended management investment companies.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable at this time.

ITEM 19.	EXHIBITS

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Not Applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not Applicable

(a)(5)	Not Applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer,
Date: September 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: September 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer
Date: September 8, 2026